Exhibit 10.1

LAURUS MASTER FUND, LTD.

VALENS U.S. SPV I, LLC

VALENS OFFSHORE SPV I, LTD.

PSOURCE STRUCTURED DEBT LIMITED

c/o Valens Capital Management, LLC

355 Madison Avenue

New York, New York 10017

June 18, 2008

Accentia Biopharmaceuticals, Inc.

Analytica International, Inc. (f/k/a The Analytica Group, Inc.)

TEAMM Pharmaceuticals, Inc.

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

Attention: Chief Financial Officer

Re:	Payoff and Amendment Agreement

Ladies and Gentlemen:

The undersigned, Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), Valens U.S. SPV I, LLC (as partial assignee of Laurus, “Valens US”), Valens Offshore SPV I, Ltd. (as partial assignee of Laurus, “Valens Offshore”) and PSource Structured Debt Limited (as partial assignee of Laurus, “PSource”; and together with Laurus, Valens US and Valens Offshore, individually, each a “Creditor Party” and collectively, the “Creditor Parties”), have been advised by Accentia Biopharmaceuticals, Inc., a Florida corporation (“Accentia”), Analytica International, Inc. (f/k/a The Analytica Group, Inc.), a Florida corporation (“Analytica”), and TEAMM Pharmaceuticals, Inc., a Florida corporation (“Teamm”; and together with Accentia and Analytica, individually, each a “Company” and collectively, the “Companies”) that the Companies intend to repay all outstanding obligations of the Companies to the Creditor Parties under each of the following promissory notes (collectively, the “Obligations”): (a) that certain Amended and Restated Secured Non-Convertible Revolving Note in the original principal amount of $5,000,000 dated as of April 29, 2005, as amended and restated as of February 13, 2006 executed by Accentia and Analytica in favor of Creditor Parties (the “Revolving Note”); (b) that certain Second Amended and Restated Secured Convertible Minimum Borrowing Note in the original principal amount of $2,500,000 dated as of April 29, 2005, as amended and restated on September 2005 and as further amended and restated on February 13, 2006 executed by Accentia and Analytica in favor of Creditor Parties (the “Minimum Borrowing Note”); and (c) that certain Second Amended and Restated Secured Convertible Term Note in the original principal amount of $5,000,000 dated as of April 29, 2005, as amended and restated on August 16, 2005 increasing the principal amount thereunder to $10,000,000 and as further amended and restated as of February 13, 2006 executed by Accentia in favor of Creditor Parties (the “Term Note”; and together with the Revolving Note and the Minimum Borrowing Note, collectively, the “Existing Notes”), by delivering to Creditor Parties (and their designees as applicable) each of the following documents, in form and substance satisfactory to Creditor Parties (and their designees as applicable): (i) this letter agreement, (ii) that certain Reaffirmation and Ratification Agreement dated as of the date hereof among the Companies and the Creditor Parties (as amended, modified or supplemented from time to time, the “Company Reaffirmation and Ratification Agreement”), (iii) those certain Assignments of Rights Under Royalty Agreement dated as of the date hereof among Accentia, Biovest International, Inc. (“Biovest”) and each Creditor Party (or, as applicable, such Creditor Party’s designee) (as amended, modified or supplemented from time to time, the “Assignments of Rights Under Royalty Agreement”), (iv) that certain Assignment of Sale Proceeds dated as of the date hereof among Accentia, Analytica and each Creditor Party (or, as applicable, such Creditor Party’s designee) (as amended, modified or supplemented from time to time, the “Assignments of Sale Proceeds”), (v) the written consent of each of Southwest Bank (successor to Missouri State Bank and Trust Company) and McKesson Corporation pursuant to which such creditors release their security interest covering the rights assigned by Accentia under the Assignments of Rights Under Royalty Agreement and the Assignment of Sale Proceeds (the “Consents”), (vi) corporate resolutions authorizing the transactions contemplated by this letter agreement (the “Resolutions”), and (vii) all such other certificates, instruments, documents and agreements as may be required by Creditor Parties or their respective counsel, and together with this letter agreement, the Company Reaffirmation and Ratification Agreement, each of the Assignments of Rights Under Royalty Agreement, the Assignment of Sale Proceeds, the Consents and the Resolutions, collectively, the “Payoff Documents”.

The parties hereto hereby acknowledge and agree that receipt by Creditor Parties of (a) the fully-executed, original Payoff Documents and (b) copies of the fully-executed Biovest Documents (as hereafter defined)(the conditions set forth in clauses (a) and (b), collectively, the “Release Conditions”) (i) shall constitute payment in full of all of the Obligations owing under the Revolving Note, following which the Revolving Note shall be marked as “paid in full” and within a reasonable time period thereafter returned to Accentia, (ii) shall terminate the commitment of each Creditor Party, if any, to make any loans or provide any other financial accommodations whatsoever to the Companies, (iii) shall, effective on the earlier of (A) December 31, 2008, (B) the date on which an Analytica Sale (as defined in the Assignments of Sale Proceeds) is consummated, provided Accentia and Analytica comply with their obligations under the Assignments of Sale Proceeds, or (C) the date on which the Creditor Parties receive a Qualified Payment (as defined in the Assignments of Rights Under Royalty Agreement) in an amount of not less than $8,800,000, constitute payment in full of the Obligations under the Term Note and Minimum Borrowing Note which Term Note and Minimum Borrowing Note shall be marked as “paid in full” and within a reasonable time period thereafter returned to Accentia and (iv) shall release:

(A) all security interests and liens which Teamm may have granted to any Creditor Party;

(B) all security interests and liens which Accentia may have granted to any Creditor Party, other than: (1) the security interests and liens granted by Accentia in respect of the common stock of Analytica pursuant to that certain Amended and Restated Stock Pledge Agreement dated as of April 29, 2005 by Accentia in favor of Creditor Parties (as amended, modified and supplemented from time to time, the “Amended Stock Pledge Agreement”), it being acknowledged that within a reasonable time period after such security interest and lien release the applicable Creditor Parties shall return to Accentia all common stock of all entities

(other than Analytica) pledged to Creditor Parties under the Amended Stock Pledge Agreement, (2) the security interests and liens granted by Accentia in favor of Creditor Parties pursuant to that certain Amended and Restated Security Agreement dated February 13, 2006 (as amended, modified and supplemented from time to time, the “February 2006 Security Agreement”) in respect of assets of Analytica, (3) the security interests and liens granted by Accentia under the Collateral Assignment (as hereafter defined), (4) the security interests and liens granted by Accentia for the benefit of one or more of the Creditor Parties and the other investors under the Midsummer Documents (as hereafter defined) and (5) the security interests and liens granted by Accentia for the benefit of Laurus (and its assignees) under the Accentia Pledge Agreement dated as of March 31, 2006 among Laurus (as its assignees), Accentia and Biovest (as amended, modified and supplemented from time to time, the “March 2006 Pledge Agreement”); and

(C) all security interests and liens which The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 (the “Trust”) granted to the applicable Creditor Parties under the Stock Pledge Agreement dated April 29, 2005 between the applicable Creditor Parties and the Trust. Within a reasonable time period following such security interest and lien release, the applicable Creditor Parties shall return to the Trust the original stock certificates evidencing the collateral pledged thereunder.

Within a reasonable time period after receipt by the Creditor Parties of the fully-executed, original Payoff Documents and fully-executed, original Biovest Documents, Creditor Parties shall instruct the bank maintaining the lockbox arrangement with respect to Analytica’s accounts receivable that such bank is permitted to accept instructions from Analytica with respect to such accounts receivable and the Creditor Parties shall not deliver to such bank any contrary instruction so long as no default has occurred under any document, instrument or agreement between or among Analytica, Accentia or any of its subsidiaries and any Creditor Party, after which the Creditor Parties may elect to have sole dominion and control over such accounts receivable and the deposit account into which they are remitted.

The Creditor Parties, Accentia, Teamm and Analytica hereby acknowledge that (a) the obligations secured by the collateral granted under the Amended Stock Pledge Agreement, February 2006 Security Agreement, Collateral Assignment and March 2006 Pledge Agreement (collectively, the “Collateral Agreements”) shall be limited to the obligations and liabilities arising out of, owing in respect of and/or covered by the Payoff Documents, that certain Guaranty dated March 31, 2006 (as amended, modified and supplemented from time to time) by Accentia in favor of Laurus and its assignees, the Term Note and the Minimum Borrowing Note and (b) the Creditor Parties shall release their security interests and liens granted pursuant to the Collateral Agreements if (i) on or before December 31, 2008, there has occurred an Analytica Sale (as defined in the Assignments of Sale Proceeds) or (ii) on or before December 31, 2008, an Analytica Sale has not occurred and (A) the Creditor Parties have received, on or prior to December 31, 2008, a Qualified Payment (as defined in the Assignments of Rights Under Royalty Agreement) of at least $8,800,000 or (B) (1) the Creditor Parties have not received a Qualified Payment of at least $8,800,000 and (2) each Creditor Party (or its assignee, as applicable), which is a party to the Assignments of Rights Under Royalty Agreement, either (I) chooses the Stock Election (as defined in the Assignments of Rights Under Royalty Agreement) and Accentia complies with the requirements set forth in Section 1(a)(i)(B)(2) of the Assignments of Rights Under Royalty Agreement in connection with the Stock Election or (II) elects to receive the additional royalty in lieu of the Specified Payment (as defined in the Assignments of Rights Under Royalty Agreement) as set forth in Section (1)(a)(i)(B)(1) of the Assignments of Rights Under Royalty Agreement.

For purposes hereof, (a) the term “Biovest Documents” means all documents, instruments and agreements required by, and in form and substance acceptable to, Valens US and Valens Offshore SPV II, Corp. (“Valens Offshore II”), in connection with the extension of the maturity date under those certain promissory notes issued by Biovest to Valens US and Valens Offshore II and the grant to Valens Offshore II of an additional royalty interest in accordance with the amendment letter dated as of May 30, 2008 between Valens Offshore II and Biovest which amends and restates in its entirety Section 4.1 of the Royalty Agreement dated as of December 10, 2007 between Biovest and Valens Offshore II; (b) the term “Collateral Assignment” means the Collateral Assignment dated as of the date hereof made by Accentia in favor of Laurus, Valens Offshore, Valens SPV II, Corp. and PSource, as the same may be amended, modified and supplemented from time to time and (c) the term “Midsummer Documents” means the Securities Purchase Agreement dated as of September 29, 2006 among Accentia and each purchaser identified on the signature pages thereto together with all documents, instruments and agreements entered into in connection with the transactions contemplated thereby, as each may be amended, modified and supplemented from time to time.

The parties hereto hereby acknowledge that nothing contained herein shall amend or modify or otherwise release in any manner whatsoever any security interest or lien granted by Biovest and/or any of its subsidiaries under any document, instrument and/or agreement between Biovest and/or any of its subsidiaries and any Creditor Party and/or such Creditor Party’s affiliates.

Upon satisfaction of the Release Conditions:

(a) Notwithstanding anything to the contrary contained in the Term Note and Minimum Borrowing Note, interest payable on the outstanding principal amount of the Term Note and Minimum Borrowing Note shall not accrue for the period beginning on the date hereof through and including December 31, 2008;

(b) Notwithstanding anything to the contrary contained in the Term Note or Minimum Borrowing Note, the Maturity Date (as defined in the Term Note and Minimum Borrowing Note) shall be December 31, 2008;

(c) Notwithstanding anything to the contrary contained in the Term Note, the Fixed Conversion Price shall mean $1.20; and

(d) Section 3.1 of the Minimum Borrowing Note is hereby amended by deleting such section it its entirety and inserting in lieu thereof the following:

Subject to the terms of this Article III, the Holder shall have the right, but not the obligation, to convert all or any portion of the outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of Common Stock at the Fixed Conversion Price. For purposes hereof, subject to Section 3.6 hereof, the initial “Fixed Conversion Price” shall be $1.20. The shares of Common Stock to be issued upon such conversion are herein referred to as the “Conversion Shares.”

For and in consideration of Creditor Parties’ agreements contained herein, the Companies and their respective officers, directors, employees, representatives, agents, executors, heirs, administrators, successors and assigns (collectively, the “Releasing Parties”) hereby release each Creditor Party and its officers, directors, representatives, employees, agents, attorneys-in-fact, affiliates and successors and assigns (collectively the “Released Parties”) from any and all claims, demands, agreements, actions, expenses, damages, judgments, liabilities and obligations which any of the Releasing Parties has ever had against any of the Released Parties including, without limitation, with respect to the Existing Notes or any of the transactions relating to the Existing Notes and hereby agree to indemnify the Released Parties from, and hold the Released Parties harmless against, the same.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of the page intentionally blank.]

This letter agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.

Very truly yours,

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC,
its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC,
its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC,
its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	Laurus Capital Management, LLC,
its investment manager

By:	/s/ John Gilfillan
Name:	John Gilfillan
Title:	Director PSource Capital Ltd for and on
Behalf of PSource Structured Debt Limited

Acknowledged and Agreed to as of the date first written above:

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary/Treas

ANALYTICA INTERNATIONAL, INC., f/k/a The Analytica Group, Inc.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary

TEAMM PHARMACEUTICALS, INC.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary